Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

Avenant au contrat de mise à disposition de travailleurs à titre principal (travail en régie)	Amendment to the main worker placement contract
entre	between
Globalization Partners Switzerland SA Route de Frontenex 86bis 1208 Genève Suisse	Globalization Partners Switzerland SA Route de Frontenex 86bis 1208 Genève Switzerland
L'Employeur (bailleur de services)	As Employer
et	and
Nicola Heffron ***	Nicola Heffron ***
Le Travailleur	As Employee
__________	___________
Sauf exceptions prévues ci-après, les dispositions du contrat de mise à disposition de travailleurs à titre principal conclu avec le Travailleur le 1 décembre 2021 sont également applicables à cette mission.	Except as set out below, the provisions of the main worker placement contract concluded with the Employee on the December 1, 2021 are also applicable to this assignment.
La mission suivante est confiée au Travailleur:	The following assignment is entrusted to the Employee:
- "Chief Operating Officer"	- Chief Operating Officer
Entreprise où a lieu la mission : 2seventy	Assignment company: 2seventy Bio
Bio Lieu de mission : CH- bureau à domicile	Place of assignment: CH-From home
Contact: Hallie Pierson, People & Culture. Tel. : *** E-mail: ***	Contact person: Hallie Pierson, People & Culture. Tel. : *** E-mail: ***
Date de début de la mission : 1 décembre 2021	Start of assignment: December 1, 2021
Durée de la mission : 1 décembre 2021 – durée indéterminée	Duration of assignment: December 1, 2021 – Open ended

- 1 -

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

Indemnités : - Indemnité enfant : 900 CHF par mois - Indemnité de santé : 950 CHF par mois - Indemnité véhicule : 1,645 CHF par mois - Indemnité repas : 125 CHF par mois	Allowances: - Child allowance: 900 CHF per month - Health allowance: 950 CHF per month - Car allowance: 1,645 CHF per month - Meal allowance: 125 CHF per month
Part variable : en plus de son Salaire de Base, le Salarié sera éligible au versement d'une rémunération variable qui sera calculée et versée selon le plan de prime tel que défini et mis en œuvre par le Client. Il est rappelé que le versement d'une rémunération variable au Salarié au titre d'une période spécifique n'entraîne pas un droit acquis au versement d'une rémunération variable pour les périodes ou années suivantes.	Variable part: In addition to the Base Salary, the Employee is eligible to receive a variable remuneration calculated and paid in accordance with bonus plan established and implemented by the Client. It is recalled that the payment of a variable remuneration for a specific year does not create an acquired right for the payment to a variable remuneration for subsequent periods or years.
Le montant et la périodicité de cette rémunération variable seront déterminés en fonction de la réalisation de certains objectifs par la Salariée, tels que définis au Plan de Rémunération Variable du Client.	The amount and periodicity of this variable remuneration will be determined in accordance with the achievement of objectives by the Employee as defined in the Client's Variable Remuneration Plan.
Convention collective de travail (si l'entreprise de mission est soumise à une CCT étendue):	Collective work agreement applicable (if the mission company is subject to an extended CTC):
- Modalités et remboursement des frais de déplacement Sauf stipulation expresse contraire, seuls les frais réels exposés sont remboursés par l'employeur, sur présentation des justificatifs correspondants.	- Conditions and reimbursement of travel expenses: Except where expressly stipulated otherwise, only actual costs incurred are reimbursed by the employer, upon presentation of corresponding receipts.
La version définitive du présent avenant qui lie les Parties est la version française, la version anglaise de ce contrat n'étant fournie qu'à titre d'information. En cas de contradiction entre les versions française et anglaise, la version française prévaudra.	The definitive version of this amendment that binds the Parties is the French language version, the English version being provided for information purposes only. In the event of a contradiction between the two versions, the French version shall prevail.
Lieu et date : St. Zacharie 08 December 2021	Place and date : St. Zacharie 08 December 2021
/s/ Janna Vidal **L'Employer** Globalization Partners Switzerland SA (bailleur de services)	/s/ Janna Vidal The Employer Globalization Partners Switzerland SA (labour leasing company)
Lieu et date : Allenwinden 08 December 2021	Place and date : Allenwinden 08 December 2021
/s/ Nicola Heffron Le Travailleur : Nicola Heffron	/s/ Nicola Heffron The Employee : Nicola Heffron

- 2 -